EXHIBIT 10.31



                                WAIVER AGREEMENT

     This  Waiver  Agreement  (the  "Agreement") is entered into as of March 11,
                                     ---------
2002 by and among CIBC WMV Inc. (formerly know as CIBC Wood Gundy Ventures, Inc., hereinafter referred to as "CIBC"), Vector Later-Stage Equity Fund, L.P. ("Vector"), VSI Advisors, LLC ("VSI"), D. Theodore Berghorst, Barclay A. Phillips, Douglas Reed and Peter F. Drake (the "Individuals," together with VSI and Vector referred to as "Purchasers") and LifeCell Corporation ("LifeCell").

                                    RECITALS

     WHEREAS, Vector and CIBC were parties to a certain Securities Purchase Agreement, dated as of November 18, 1996, by and among LifeCell and certain Investors (as defined therein), pursuant to which such Investors acquired shares of LifeCell Series B Preferred Stock, par value $.001 per share ("Series B Preferred Stock");

     WHEREAS, Vector and CIBC were parties to a certain Voting Agreement, dated November 18, 1996, by and among LifeCell, AllState Insurance Company and the Investors (as defined therein) and, as amended by the Amended and Restated Voting Agreement, dated as of April 15, 1999, by and among LifeCell and the Stockholders (as defined therein) and, as amended by the Second Amended and Restated Voting Agreement, dated as of April 27, 2000, by and among LifeCell and the Stockholders (as defined therein), pursuant to which such Investors and Stockholders were granted the right to appoint members to the Board of Directors of LifeCell (the "Voting Agreement");

     WHEREAS, each of CIBC and Vector have continuously waived their right to appoint a member to the Board of Directors of LifeCell pursuant to the Voting Agreement or otherwise for over one (1) year;

     WHEREAS, Vector and CIBC together are holders of a majority of the LifeCell common stock, par value $.001 per share (the "Common Stock"), underlying the Series B Preferred Stock;

     WHEREAS, Vector, LifeCell and CIBC desire to waive certain of their rights under the Voting Agreement; and


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     WHEREAS,  the  Individuals  intend  to acquire shares of Series B Preferred
Stock from CIBC and are executing this Agreement to waive certain rights with respect to the Series B Preferred Stock.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto (the "Parties"), intending to be legally bound, hereby agree as follows:
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Section  1.  Waiver.  CIBC  and  the  Purchasers  hereby  irrevocably  waive and
             ------
relinquish any right to appoint any members to the Board of Directors of LifeCell whether pursuant to the Voting Agreement, the Certificate of Designation of such Series B Preferred Stock or otherwise as holders of the Series B Preferred Stock; provided however, that the Purchasers do not relinquish any right to vote, on an as converted basis, on matters submitted to a vote of the stockholders of LifeCell, including election of board members generally.

Section  2.  Miscellaneous.
             -------------

     2.01.  Successors  and  Assigns.  The provisions of this Agreement shall be
            ------------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     2.02.  Governing  Law.  This  Agreement and all matters arising directly or
            --------------
indirectly herefrom shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to the conflicts of laws principles thereof.

     2.03.  Counterparts;  Facsimile Signatures.  This Agreement may be executed
            -----------------------------------
in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by facsimile transmission shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

     2.04.  Entire  Agreement.  This  Agreement constitutes the entire agreement
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and  understanding  between  the Parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter of this Agreement.


                            [Signature Page Follows]


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     IN  WITNESS  WHEREOF,  the  parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                  LIFECELL  CORPORATION


                                  By:  /s/  Steven  T.  Sobieski
                                     -------------------------------------------
                                     Steven T. Sobieksi, Chief Financial Officer


                                  VECTOR  LATER-STAGE  EQUITY  FUND,  L.P.

                                  By:  /s/  Barclay  A.  Phillips
                                     -------------------------------------------
                                     Barclay  A.  Phillips,  Managing  Director


                                  VSI  ADVISORS,  LLC

                                  By:  /s/  D.  Theodore  Berghorst
                                     -------------------------------------------
                                     D.  Theodore  Berghorst,  Managing  Member


                                  CIBC  WMV  INC.

                                  By:  /s/  David  Shotland
                                  ---------------------------------------------
                                  Name:  David  Shotland
                                  Title:  Managing  Director

                                  /s/  D.  Theodore  Berghorst
                                  ---------------------------------------------
                                  D.  Theodore  Berghorst

                                  /s/  Barclay  A.  Phillips
                                  ---------------------------------------------
                                  Barclay  A.  Phillips

                                  /s/  Peter  F.  Drake
                                  ---------------------------------------------
                                  Peter  F.  Drake

                                  /s/  Douglas  Reed
                                  ---------------------------------------------
                                  Douglas  Reed


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